Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) dated as of August 2, 2006, is made by and among BARNES & NOBLE, INC., a Delaware corporation (the “Company” and a “Borrower”), CERTAIN SUBSIDIARIES OF THE COMPANY, as Designated Co-Borrowers (each a “Borrower”, and collectively with the Company, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), each of the Lenders under such Credit Agreement (collectively, the “Lenders”) and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent, Bank of America, as Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, Citicorp USA, Inc., ING Capital LLC, SunTrust Bank, and Wachovia Bank, National Association, as Documentation Agents, and the Lenders have entered into that certain Credit Agreement dated as of June 17, 2005 (the “Credit Agreement” capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility with letter of credit and swing line subfacilities; and

WHEREAS, each of the Guarantors has entered into the Subsidiary Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that they desire to amend certain provisions of the Credit Agreement to (i) amend the definition of Applicable Rate and (ii) extend the Maturity Date, in each case as more particularly set forth below, and the Administrative Agent and the Lenders are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.            Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)          The definition of “Applicable Rate” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Applicable Rate” means the following percentages per annum, based upon the Consolidated Fixed Charge Coverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

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Applicable Rate

Prici ng Level	Consolidated Fixed Charge Coverage Ratio	Commitment Fee	Eurodollar Rate + –––––––––– or Standby Letters of Credit	Commercial Letters of Credit	Base Rate +
1	>3.00	0.100%	0.500%	0.2500%	0.000%
2	>2.25 but <3.00	0.125%	0.625%	0.3125%	0.000%
3	>1.85 but <2.25	0.150%	0.750%	0.3750%	0.000%
4	< 1.85	0.200%	1.000%	0.5000%	0.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Fixed Charge Coverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after the date of delivery to the Administrative Agent of such Compliance Certificate. The Applicable Rate in effect from the First Amendment Effective Date through September 30, 2006 shall be determined based upon Pricing Level 2.

(b)          The following definition of “First Amendment Effective Date” is hereby added to Section 1.01:

“First Amendment Effective Date” means August 2, 2006.

(c)          The definition of “Maturity Date” in Section 1.01 is deleted in its entirety and the following is inserted in lieu thereof:

“Maturity Date” means July 31, 2011.

2.            Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)           the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)           counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, each Guarantor and each of the Lenders;

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(ii)          such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the L/C Issuer or any Lender shall reasonably request;

(b)          the Borrower shall have paid the fees in the amounts and at the times specified in the letter agreement, dated as of July 12, 2006, among the Company, the Administrative Agent, Banc of America Securities LLC, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities Inc. (the “Amendment Engagement Letter”); and

(c)           all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent estimated to date) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.            Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty Agreement against such Guarantor in accordance with its terms.

4.            Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Before and after giving effect to this Amendment, (A) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists.

(b)          Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)          The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Subsidiary Guaranty Agreement as a Guarantor; and

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(d)          This Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

5.            Entire Agreement. This Amendment, together with the Amendment Engagement Letter and the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.            Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.            Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as a manually executed counterpart of this Amendment.

8.            Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

9.            Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.         References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

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[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

BARNES & NOBLE, INC.

By:       /s/ Maria B. Florez

Name:	Maria B. Florez
Title:	Vice President & Treasurer

BARNES & NOBLE BOOKSELLERS, INC.

BARNESANDNOBLE.COM LLC

B. DALTON BOOKSELLER, LLC

BARNES & NOBLE PUBLISHING, INC.

STERLING PUBLISHING CO., INC.

BARNES & NOBLE BOOKSELLERS

(TEXAS), L.P.

BARNES & NOBLE PURCHASING, INC.

By:       /s/ Maria B. Florez

Name:	Maria B. Florez
Title:	Vice President & Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

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GUARANTORS:

DOUBLEDAY BOOK SHOPS, INC.

CCI HOLDINGS, INC.

B&N GENERAL PARTNER (TEXAS) CORP.

B&N LIMITED PARTNER (TEXAS) CORP.

BARNESANDNOBLE.COM INC.

BARNES & NOBLE BOOKQUEST LLC

MARKETING SERVICES (MINNESOTA) CORP.

BARNES & NOBLE SERVICES, INC.

By:       /s/ Maria B. Florez

Name:	Maria B. Florez
Title:	Vice President & Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Don B. Pinzon

Name: Don B. Pinzon
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swing Line Lender

By: /s/ Ross Evans

Name: Ross Evans
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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JPMORGAN CHASE BANK, N.A.

By: /s/ Susan H. Atha

Name: Susan H. Atha

Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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CITICORP USA, INC.

By: /s/ Charles Philipp

Name: Charles Philipp

Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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ING CAPITAL LLC

By: /s/ Bill Redmond

Name: William B. Redmond

Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

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SUNTRUST BANK

By: /s/ Katherine L. Bass

Name:	Katherine L. Bass
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Denis Waltrich

Name: Denis Waltrich

Title:	Associate

Signature Page to Amendment No. 1 to Credit Agreement

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SOVEREIGN BANK

By: /s/ Dexter Freeman

Name: Dexter Freeman

Title:	Market Manager

Signature Page to Amendment No. 1 to Credit Agreement

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UNION BANK OF CALIFORNIA, N.A.

By: /s/ Tawny J. Palovchik

Name:	Tawny J. Palovchik
Title:	Investment Banking Officer

Signature Page to Amendment No. 1 to Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Peter M. Angelica

Name: Peter M. Angelica

Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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THE BANK OF NEW YORK

By: /s/ Scott Detraglia

Name:	Scott Detraglia
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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FIFTH THIRD BANK

By: /s/ George B. Davis

Name: George B. Davis

Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Jennifer G. Erickson

Name:	Jennifer G. Erickson
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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NATIONAL CITY BANK

By: /s/ Brian Strayton

Name: Brian Strayton

Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Belinda Wheeler

Name:	Belinda Wheeler
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION

By: /s/ Gregory L. Dryden

Name: Gregory L. Dryden

Title:	Sr. Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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COMERICA BANK

By: /s/ Sarah R. West

Name: Sarah R. West

Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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FIRST HAWAIIAN BANK

By: /s/ Charles L. Jenkins

Name: Charles L. Jenkins

Title:	Senior Vice President, Manager

Signature Page to Amendment No. 1 to Credit Agreement

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CAPITAL ONE NATIONAL ASSOCIATION

By: /s/ Julie Nosser

Name: Julie Nosser

Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

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